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                                                                    Exhibit 24.1

                           ALLIED IRISH BANKS, p.l.c.

                                Power of Attorney

          Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Allied Irish Banks, p.l.c. (the "Company"), hereby appoints Eugene J. Sheehy and Maurice J. Crowley, and each of them, with full power of substitution and re-substitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

          1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, one or more Registration Statements on Form S-8, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), and Rule 415 thereunder (if applicable) of:

               (a) American Depository Shares ("AIB ADSs") representing up to eight hundred forty thousand (840,000) Ordinary Shares, 0.32 euro each, of the Company which may be transferred from time to time under the Allfirst Financial Inc. Amended and Restated 1999 Stock Option Plan; and

               (b) AIB ADSs representing up to ten million eighteen thousand six hundred sixty (10,018,660) Ordinary Shares, 0.32 euro each, of the Company, which may be transferred from time to time under the Allfirst Financial Inc. 1997 Stock Option Plan

          2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

          3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the AIB ADSs under the Act; and

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          4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the AIB ADSs under the securities laws of any state or other jurisdiction.

          This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

LOCHLANN QUINN                              December 4, 2002
------------------------------
Lochlann Quinn
Chairman and Director

MICHAEL BUCKLEY                             December 4, 2002
------------------------------
Michael Buckley
Group Chief Executive and
Director

GARY KENNEDY                                December 4, 2002
------------------------------
Gary Kennedy
Group Financial Director and
Director

DECLAN MCSWEENEY                            December 4, 2002
------------------------------
Declan McSweeney
Principal Accounting Officer

ADRIAN BURKE                                December 4, 2002
------------------------------
Adrian Burke
Director

                                            December ___, 2002
------------------------------
Padraic M. Fallon
Director


DERMOT GLEESON                              December 4, 2002
------------------------------
Dermot Gleeson
Director


DON GODSON                                  December 4, 2002
------------------------------

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Don Godson
Director

DEREK A. HIGGS                              December 4, 2002
------------------------------
Derek A. Higgs
Director

JOHN B. MCGUCKIAN                           December 4, 2002
------------------------------
John B. McGuckian
Director

CAROL MOFFETT                               December 4, 2002
------------------------------
Carol Moffett
Director

------------------------------              December ___, 2002
James O'Leary
Director


MICHAEL J. SULLIVAN                         December 4, 2002
------------------------------
Michael J. Sullivan
Director